                                  SCHEDULE 14A

                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(A) of the Securities
                   Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant                      /X/
Filed by a Party other than the Registrant   / /
Check the appropriate box:

/ /        Preliminary Proxy Statement       / /        Confidential, for Use of the
                                                        Commission Only (as permitted by
                                                        Rule 14a-6(e)(2))
/X/        Definitive Proxy Statement
/ /        Definitive additional materials
/ /        Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       THE FIRST COMMONWEALTH FUND, INC.
     (Name of Registrant as Specified in Its Charter/Declaration of Trust)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)        Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------------------
(2)        Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------------------
(3)        Per unit price or other underlying value of transaction computed pursuant to
           Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-------------------------------------------------------------------------------------------
(4)        Proposed maximum aggregate value of transaction:
-------------------------------------------------------------------------------------------
(5)        Total fee paid:
-------------------------------------------------------------------------------------------
/ /        Fee paid previously with preliminary materials:
-------------------------------------------------------------------------------------------
/ /        Check box if any part of the fee is offset as provided by Exchange Act Rule
           0-11(a)(2) and identity the filing for which the offsetting fee was paid previously.
           Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)        Amount previously paid:
-------------------------------------------------------------------------------------------
(2)        Form, Schedule or Registration Statement no.:
-------------------------------------------------------------------------------------------
(3)        Filing Party:
-------------------------------------------------------------------------------------------
(4)        Date Filed:
-------------------------------------------------------------------------------------------

           [LOGO]

                                            800 SCUDDERS MILL ROAD
                                            PLAINSBORO, NEW JERSEY 08536
                                            (609) 282-4600

                                                                   APRIL 6, 1998

Dear Shareholder:

    The Annual Meeting of Shareholders is to be held at 2:00 p.m. (Eastern time), on Thursday, May 14, 1998, at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York. A Proxy Statement regarding the meeting, proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy are enclosed.

    At the Annual Meeting, the holders of the Fund's common stock will elect the Fund's Class III Directors, the holders of the Fund's preferred stock will vote separately as a single class to elect two additional Directors, and the holders of both common and preferred stock will consider the ratification of the selection of Price Waterhouse LLP as independent public accountants. In addition, the shareholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a shareholder.

    Your Directors recommend that the shareholders vote in favor of each of the foregoing matters.

BRIAN M. SHERMAN                                  LAURENCE S. FREEDMAN
CHAIRMAN                                          PRESIDENT

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO ASSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDING.

                       THE FIRST COMMONWEALTH FUND, INC.
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 14, 1998

                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. (the "Fund") will be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York, on Thursday, May 14, 1998, at 2:00 p.m. (Eastern Time) for the following purposes:

    (1) To elect four Directors to serve as Class III Directors for a three year term;

    (2) To elect two Directors to represent the interests of the holders of preferred stock for the ensuing year; and

    (3) To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for the fiscal year ending October 31, 1998.

    The Board of Directors has fixed the close of business on March 23, 1998 as the record date for the determination of shareholders entitled to vote at the meeting or any adjournment thereof.

    The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the meeting, the persons named as proxies may propose one or more adjournments of the meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal.

                                          By Order of the Board of Directors,
                                          Roy M. Randall, SECRETARY

Plainsboro, New Jersey
April 6, 1998

IMPORTANT: YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY MAY SAVE THE FUND THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ASSURE A QUORUM AT THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND.

                                PROXY STATEMENT

                       THE FIRST COMMONWEALTH FUND, INC.
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536

                            ------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 14, 1998
                             ---------------------

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The First Commonwealth Fund, Inc. (the "Fund"), a Maryland corporation, to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Prudential Securities Incorporated, One Seaport Plaza, 35th Floor, New York, New York on Thursday, May 14, 1998, at 2:00 p.m. (Eastern time). The approximate mailing date for this Proxy Statement is April 7, 1998.

    All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies submitted by holders of the Fund's common stock will be voted IN FAVOR of Proposals 1 and 3 and proxies submitted by holders of the Fund's preferred stock will be voted IN FAVOR of Proposals 2 and 3. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive office of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536).

    The following table indicates which class of the Fund's shareholders is being solicited with respect to each Proposal to be considered at the Meeting.

                                                                   SOLICITATION OF
                                                SOLICITATION OF         VOTE
                                                     VOTE           OF PREFERRED
                                                   OF COMMON        STOCKHOLDERS
                                                 STOCKHOLDERS       (SERIES W-7)
                                               -----------------  -----------------
Proposal 1:
Election of Class III Directors..............         Yes                No

Proposal 2:
Election of Preferred Directors..............         No                 Yes

Proposal 3:
Selection of Independent Public
 Accountants.................................         Yes                Yes

    The Board of Directors has fixed the close of business on March 23, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held. As of March 23, 1998, the Fund had 9,266,209 shares of common stock, par value $0.001 per share, outstanding and 1,200 shares of Auction Market Preferred Stock, Series W-7, par value $0.001 per share, outstanding. To the best knowledge of management of the Fund, as of the record date, persons or group beneficially owned more than five percent of the outstanding shares of common or preferred stock of the Fund.

    The Board of Directors of the Fund knows of no business other than that mentioned in the Notice of the Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

    THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1997, AND ANY MORE RECENT REPORTS, TO ANY FUND SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE CALL OR WRITE TO THE FUND'S ADMINISTRATOR, PRINCETON ADMINISTRATORS, INC., AT 800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY 08536, TELEPHONE: 1-800-543-6217.

                  PROPOSAL 1: ELECTION OF CLASS III DIRECTORS

    The Fund's Articles of Incorporation provide that the Board of Directors to be elected by holders of the Fund's common stock will be divided into three classes, as nearly equal in number as possible, each of which, after a transition period, will serve for three years with one class being elected each year. Each year the term of office of one class will expire. Sir Roden Cutler, Michael Gleeson-White, John T. Sheehy and Warren C. Smith, Directors who were elected to serve until the Meeting, have been nominated for a three year term to expire at the Annual Meeting of Shareholders to be held in 2001 and until their successors are duly elected and qualified. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

    It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as Class III Directors for the indicated three-year term. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the Board of Directors may recommend.

    The following table sets forth certain information concerning each nominee for election as a Director and each Director of the Fund. Each of the nominees is currently a Director of the Fund.

                                                                                                               SHARES OF
                                                                                                              COMMON STOCK
                                                                                                              BENEFICIALLY
                                                                                                              OWNED AND %
                                                                                                                OF TOTAL
                                              PRESENT OFFICE WITH THE FUND,                                   OUTSTANDING
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR     ON 10/31/97
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE          (1)
---------------------------------------  ----------------------------------------      ---      -----------  --------------

                     CLASS I (TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 1999)

David Lindsay Elsum A.M. (++)            Director, The First Australia Fund, Inc.          60         1992         --
9 May Grove                               (since 1985), The First Australia Prime
South Yarra, Victoria 3141                Income Fund, Inc. (since 1986) and
Australia                                 First Australia Prime Income Investment
                                          Company Limited (since 1986); Director,
                                          MaxiLink Limited; Chairman, Stodart
                                          Investment Pty. Ltd.; Chairman, Queen
                                          Victoria Market; Chairman, Melbourne
                                          Wholesale Fish Market Ltd.; Director,
                                          Stateguard Friendly Society; Director,
                                          First Resources Development Fund
                                          Limited; Member, Corporations and
                                          Securities Panel of the Australian
                                          Securities Commission; Member, Federal
                                          Administrative Appeals Tribunal;
                                          Adviser, TASA International Executive
                                          Search; Chairman, Health Computing
                                          Services Limited; President, State
                                          Superannuation Fund of Victoria
                                          (1986-1993); Director, IlTec Limited
                                          (1993-1996); Managing Director, The MLC
                                          Limited (insurance) (1984-1985);
                                          Managing Director, Renison Goldfields
                                          Consolidated Limited (mining)
                                          (1983-1984).

                                                                                                               SHARES OF
                                                                                                              COMMON STOCK
                                                                                                              BENEFICIALLY
                                                                                                              OWNED AND %
                                                                                                                OF TOTAL
                                              PRESENT OFFICE WITH THE FUND,                                   OUTSTANDING
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR     ON 10/31/97
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE          (1)
---------------------------------------  ----------------------------------------      ---      -----------  --------------
Laurence S. Freedman (*)                 President of the Fund (since 1992); Vice          54         1992         --
Level 3                                   President and Director (since 1985) and
190 George Street                         Chairman (since 1995), The First
Sydney, N.S.W. 2000                       Australia Fund, Inc.; Vice President
Australia                                 and Director (since 1986) and Chairman
                                          (since 1995), The First Australia Prime
                                          Income Fund, Inc.; Joint Managing
                                          Director, First Australia Prime Income
                                          Investment Company Limited (since
                                          1986); Founder and Director, EquitiLink
                                          Limited (since 1986); Joint Managing
                                          Director, EquitiLink Australia Limited
                                          (since 1982); Director, EquitiLink
                                          International Management Limited (since
                                          1985); Chairman and Joint Managing
                                          Director, MaxiLink Limited (since
                                          1987); Executive Director, MaxiLink
                                          Securities Limited (since 1987);
                                          Chairman and Joint Managing Director,
                                          First Resources Development Fund
                                          Limited (since 1994); Director, Ten
                                          Group Limited (since 1994); Director,
                                          Telecasters North Queensland Limited
                                          (since 1993); Managing Director, Link
                                          Enterprises (International) Pty.
                                          Limited (investment management company)
                                          (since 1980); Manager of Investments,
                                          Bankers Trust Australia Limited
                                          (1978-1980); Investment Manager,
                                          Consolidated Goldfields (Australia)
                                          Limited (natural resources investments)
                                          (1975-1978).

                                                                                                               SHARES OF
                                                                                                              COMMON STOCK
                                                                                                              BENEFICIALLY
                                                                                                              OWNED AND %
                                                                                                                OF TOTAL
                                              PRESENT OFFICE WITH THE FUND,                                   OUTSTANDING
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR     ON 10/31/97
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE          (1)
---------------------------------------  ----------------------------------------      ---      -----------  --------------
Michael R. Horsburgh                     Director, The First Australia Fund, Inc.          52         1994         --
21,22/FI Ssang Yong Tower                 (since 1985); Director, The First
23-2 Yuido-dong                           Australia Prime Income Fund, Inc.
Youngdungpo-gu,                           (since 1986); Executive Vice President,
Seoul 150-010, Korea                      Hannuri Securities & Investment (since
                                          October 1997); Director and Chief
                                          Executive Officer, Horsburgh Carlson
                                          Investment Management, Inc.
                                          (1991-1996); Director and Managing
                                          Director, Carlson Investment
                                          Management, Inc. (1991-October 1997);
                                          Director, The First Hungary Fund;
                                          Managing Director, Barclays de Zoete
                                          Wedd Investment Management (U.S.A.)
                                          (1990-1991); Special Associate
                                          Director, Bear, Stearns & Co. Inc.
                                          (1989-1990); Senior Managing Director,
                                          Bear, Stearns & Co. Inc. (1985-1989);
                                          General Partner, Bear, Stearns & Co.
                                          Inc. (1981-1985); previously, Limited
                                          Partner, Bear, Stearns & Co. Inc.

David Manor (*)                          Treasurer of the Fund; Director and               57         1992         --
Level 3                                   Treasurer, The First Australia Prime
190 George Street                         Income Fund, Inc. (since 1988);
Sydney, N.S.W. 2000                       Treasurer, The First Australia Fund,
Australia                                 Inc. and First Australia Prime Income
                                          Investment Company Limited; Executive
                                          Director, EquitiLink Australia Limited
                                          and EquitiLink Limited (since 1986);
                                          Director, EquitiLink International
                                          Management Limited (since 1987) and
                                          EquitiLink U.S.A., Inc.

                                                                                                               SHARES OF
                                                                                                              COMMON STOCK
                                                                                                              BENEFICIALLY
                                                                                                              OWNED AND %
                                                                                                                OF TOTAL
                                              PRESENT OFFICE WITH THE FUND,                                   OUTSTANDING
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR     ON 10/31/97
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE          (1)
---------------------------------------  ----------------------------------------      ---      -----------  --------------
E. Duff Scott (+)                        Director, First Australia Prime Income            61         1992             --
Suite 400                                 Investment Company Limited (since
70 University Avenue                      1989); President, Multibanc Financial
Toronto, Ontario M5J 2M4                  Corporation and Multibanc NT Financial
Canada                                    Corporation (investment holding
                                          companies) (since 1990); Chairman, QLT
                                          Phototherapeutics (biopharmaceuticals)
                                          (since 1991); Chairman,
                                          Prudential-Bache Securities Canada
                                          (investment banking) (1988-1990);
                                          Chairman, The Toronto Stock Exchange
                                          (1987-1989); Chairman, Peoples Jewelers
                                          Corporation (retail jeweler) (since
                                          1993).

                                                                                                               SHARES OF
                                                                                                              COMMON STOCK
                                                                                                              BENEFICIALLY
                                                                                                              OWNED AND %
                                                                                                                OF TOTAL
                                              PRESENT OFFICE WITH THE FUND,                                   OUTSTANDING
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR     ON 10/31/97
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE          (1)
---------------------------------------  ----------------------------------------      ---      -----------  --------------
                             CLASS II (TERM EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 2000)

Rt. Hon. Malcolm Fraser, A.C., C.H. (+)  Director, The First Australia Fund, Inc.          67         1992         --
44/55 Collins Street                      (since 1985), The First Australia Prime
Melbourne, Victoria 3000                  Income Fund, Inc. (since 1986) and
Australia                                 First Australia Prime Income Investment
                                          Company Limited (since 1986);
                                          International Consultant on Political,
                                          Economic and Strategic Affairs (since
                                          1983); Partner, Nareen Pastoral Company
                                          (agriculture); Fellow, Center for
                                          International Affairs, Harvard
                                          University; International Council of
                                          Associates, Claremont University;
                                          Member, ANZ International Board of
                                          Advice (1987-1990); InterAction Council
                                          for Former Heads of Government (since
                                          1987, Chairman since 1997);
                                          Co-Chairman, Commonwealth Eminent
                                          Persons Group on Southern Africa
                                          (1985-1986); Chairman, United Nations
                                          Committee on African Commodity Problems
                                          (1989-1990); Consultant, The Prudential
                                          Insurance Company of America;
                                          Parliamentarian--Prime Minister of
                                          Australia (1975-1983).

                                                                                                               SHARES OF
                                                                                                              COMMON STOCK
                                                                                                              BENEFICIALLY
                                                                                                              OWNED AND %
                                                                                                                OF TOTAL
                                              PRESENT OFFICE WITH THE FUND,                                   OUTSTANDING
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR     ON 10/31/97
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE          (1)
---------------------------------------  ----------------------------------------      ---      -----------  --------------
William J. Potter                        Director, The First Australia Fund, Inc.          49         1992         --
380 Lexington Avenue                      (since 1985), The First Australia Prime
Suite 1511                                Income Fund, Inc. (since 1986) and
New York, NY 10168                        First Australia Prime Income Investment
                                          Company Limited (since 1986);
                                          President, Ridgewood Group
                                          International Ltd. (investment banking)
                                          (since 1989); Director and Chairman of
                                          Finance, National Foreign Trade
                                          Association (USA); Director, Ridgewood
                                          Capital Funding, Inc. (NASD); Director,
                                          Impulsora del Fondo Mexico; Director,
                                          International Panorama Resources Ltd.;
                                          Director, Voicenet, Inc.; Director,
                                          Alexandria Bancorp (banking group in
                                          Cayman Islands); Director, Battery
                                          Technologies, Inc.; Consultant, Trieste
                                          Futures Exchange, Inc.; Advisor,
                                          Guardian Capital Group; Partner, Sphere
                                          Capital Partners (corporate consulting)
                                          (1989-1997); Director, Alexandria
                                          Bancorp Limited; Director, Canadian
                                          Health Foundation; Managing Director,
                                          Prudential-Bache Securities Inc.
                                          (1984-1989); First Vice President,
                                          Barclays Bank, plc (1982-1984);
                                          previously, various positions with
                                          Toronto Dominion Bank.

Peter D. Sacks                           Director, The First Australia Prime               52         1992         --
33 Yonge Street                           Income Fund, Inc. (since 1993);
Suite 706                                 President and Director, Toron Capital
Toronto, Ontario M5E 1G4                  Markets, Inc. (currency, interest rate
Canada                                    and commodity risk management) (since
                                          1988); Vice President and Treasurer,
                                          Midland Bank Canada (1987-1988); Vice
                                          President and Treasurer, Chase
                                          Manhattan Bank of Canada (1985-1987).

                                                                                                               SHARES OF
                                                                                                              COMMON STOCK
                                                                                                              BENEFICIALLY
                                                                                                              OWNED AND %
                                                                                                                OF TOTAL
                                              PRESENT OFFICE WITH THE FUND,                                   OUTSTANDING
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR     ON 10/31/97
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE          (1)
---------------------------------------  ----------------------------------------      ---      -----------  --------------
Brian M. Sherman (*)                     Vice President (since 1992) and Chairman          54         1992             --
Level 3                                   (since 1995) of the Fund; President and
190 George Street                         Director, The First Australia Fund,
Sydney, N.S.W. 2000                       Inc. (since 1985) and The First
Australia                                 Australia Prime Income Fund, Inc.
                                          (since 1986); Joint Managing Director
                                          (since 1986) and Chairman (since 1995),
                                          First Australia Prime Income Investment
                                          Company Limited; Chairman and Joint
                                          Managing Director, EquitiLink Limited
                                          (since 1986); Chairman and Joint
                                          Managing Director, EquitiLink Australia
                                          Limited (since 1981); Director,
                                          EquitiLink International Management
                                          Limited (since 1985); Joint Managing
                                          Director, MaxiLink Limited (since
                                          1987); Executive Director, MaxiLink
                                          Securities Limited (since 1987); Joint
                                          Managing Director, First Resources
                                          Development Fund Limited (since 1994);
                                          Director, Ten Group Limited (since
                                          1994); Director, Telecasters North
                                          Queensland Limited (since 1993);
                                          Director, Sydney Organizing Committee
                                          for the Olympic Games.

                                                                                                               SHARES OF
                                                                                                              COMMON STOCK
                                                                                                              BENEFICIALLY
                                                                                                              OWNED AND %
                                                                                                                OF TOTAL
                                              PRESENT OFFICE WITH THE FUND,                                   OUTSTANDING
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR     ON 10/31/97
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE          (1)
---------------------------------------  ----------------------------------------      ---      -----------  --------------
                                   CLASS III (CURRENT DIRECTORS AND NOMINEES FOR A TERM
                                    EXPIRING AT THE ANNUAL MEETING TO BE HELD IN 2001)

Sir Roden Cutler, V.C., A.K., K.C.M.G.,  Chairman (1985-1995) and Director (since          81         1992         --
K.C.V.O., C.B.E., K.St.J.                 1985), The First Australia Fund, Inc.;
22 Ginahgulla Road                        Chairman (1986-1995) and Director
Bellevue Hill, N.S.W. 2023                (since 1986), The First Australia Prime
Australia                                 Income Fund, Inc. and First Australia
                                          Prime Income Investment Company
                                          Limited; Australia Director, Rothmans
                                          Holding Ltd. (formerly Rothmans Pall
                                          Mall) (tobacco) (1981-1994); Chairman,
                                          State Bank of New South Wales
                                          (1981-1986); Governor of New South
                                          Wales, Australia (1966-1981).

Michael Gleeson-White, A.O. (*)          Director, First Australia Prime Income            72         1992         --
9A Wellington Street                      Investment Company Limited (since
Woollahra, N.S.W. 2025                    1986); Director, MaxiLink Limited
Australia                                 (since 1987); Deputy Chairman, Art
                                          Gallery of New South Wales Foundation;
                                          Director, Cleveland Shopping Centre
                                          Pty. Ltd.; Consultant, EquitiLink
                                          Limited (1990-1996); Chairman, Bank of
                                          Singapore (Australia) Limited
                                          (1987-1990).

                                                                                                               SHARES OF
                                                                                                              COMMON STOCK
                                                                                                              BENEFICIALLY
                                                                                                              OWNED AND %
                                                                                                                OF TOTAL
                                              PRESENT OFFICE WITH THE FUND,                                   OUTSTANDING
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR     ON 10/31/97
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE          (1)
---------------------------------------  ----------------------------------------      ---      -----------  --------------
John T. Sheehy (++)                      Director, The First Australia Fund, Inc.          55         1992         --
2700 Garden Road                          (since 1985), The First Australia Prime
Suite G                                   Income Fund, Inc. (since 1986) and
Monterey, CA 93940                        First Australia Prime Income Investment
                                          Company Limited (since 1986); Managing
                                          Director, The Value Group LLC (merchant
                                          banking) (since 1997); Director,
                                          Greater Pacific Food Holdings, Inc.
                                          (food industry investment company)
                                          (since 1993); Director, Video City,
                                          Inc. (video retail merchandising);
                                          Partner, Sphere Capital Partners
                                          (corporate consulting) (since 1987);
                                          Director, Sphere Capital Advisors
                                          (investment adviser); Director, Sandy
                                          Corporation (corporate consulting,
                                          communication and training) (since
                                          1986); Managing Director, Black &
                                          Company (broker-dealer and investment
                                          bankers); Associate Director, Bear,
                                          Stearns & Co. Inc. (1985-1987);
                                          previously, Limited Partner, Bear,
                                          Stearns & Co. Inc.

Warren C. Smith                          Director, First Australia Prime Income            42         1992         --
1002 Sherbrooke St. West, #1600           Investment Company Limited (since
Montreal, Quebec H3A 3L6                  1993); Editor, BCA Publications Ltd.
Canada                                    (financial publications, including The
                                          Bank Credit Analyst) (since 1982).

------------------------

* Directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or of the Fund's investment manager or investment adviser. Messrs. Freedman, Sherman, Manor and Gleeson-White are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both.

+   Messrs. Fraser, Potter and Scott are members of the Audit Committee.

++   Messrs. Elsum, Potter, Sacks and Sheehy are members of the Contract Review
    Committee.

(FOOTNOTES CONTINUED ON NEXT PAGE)

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors and nominees. No shares of the Fund's common stock or preferred stock are owned by the Directors.

    Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

    THE BOARD OF DIRECTORS RECOMMENDS THAT HOLDERS OF COMMON STOCK VOTE FOR THE ELECTION OF THE FOUR CLASS III NOMINEES TO THE FUND'S BOARD OF DIRECTORS.

                  PROPOSAL 2: ELECTION OF PREFERRED DIRECTORS

    The Fund has outstanding 1,200 shares of Auction Market Preferred Stock, Series W-7, with an aggregate liquidation preference of $30,000,000.

    Section 18 of the 1940 Act requires that the holders of any preferred shares, voting separately as a single class without regard to series, have the right to elect at least two Directors at all times. Dr. Anton E. Schrafl and Roger C. Maddock have been re-nominated to fill the two preferred stock Board seats and to represent exclusively the holders of all series of the Fund's preferred stock (the "Preferred Directors") and to serve as Preferred Directors until the Annual Meeting of Shareholders to be held in 1999. The nominees have indicated an intention to serve if elected and have consented to be named in this Proxy Statement.

    It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below. The Board of Directors of the Fund knows of no reason why either of these nominees will be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominees as the holders of preferred stock shall recommend, and if no such recommendations are made, such substituted nominees as the Board of Directors may recommend.

    The following table sets forth certain information concerning each of the nominees as a Preferred Director of the Fund.

                                                                                                                SHARES OF
                                                                                                              COMMON STOCK
                                                                                                              BENEFICIALLY
                                                                                                               OWNED AND %
                                              PRESENT OFFICE WITH THE FUND,                                     OF TOTAL
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR      OUTSTANDING
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE     ON 10/31/97 (1)
---------------------------------------  ----------------------------------------      ---      -----------  ---------------

Dr. Anton E. Schrafl                     Director, First Australia Prime Income            65         1993         --
Talstrasse 83                             Investment Company Limited; Deputy
CH-8001 Zurich                            Chairman, "Holderbank" Financiere
Switzerland                               Glaris A.G. (mfg. cement and allied
                                          materials); Director, Organogenesis,
                                          Inc.

                                                                                                                SHARES OF
                                                                                                              COMMON STOCK
                                                                                                              BENEFICIALLY
                                                                                                               OWNED AND %
                                              PRESENT OFFICE WITH THE FUND,                                     OF TOTAL
           NAME AND ADDRESS                      PRINCIPAL OCCUPATION OR                         DIRECTOR      OUTSTANDING
      OF EACH DIRECTOR OR NOMINEE              EMPLOYMENT AND DIRECTORSHIPS            AGE         SINCE     ON 10/31/97 (1)
---------------------------------------  ----------------------------------------      ---      -----------  ---------------
Roger C. Maddock (**)                    Director, The First Australia Fund, Inc.          47         1992         --
Union House, Union Street                 (since 1992) and The First Australia
St. Helier, Jersey                        Prime Income Fund, Inc. (since 1992);
Channel Islands JE4 8TQ                   Chairman and Managing Director,
United Kingdom                            EquitiLink International Management
                                          Limited (since 1985); Partner, Jackson
                                          Fox, Chartered Accountants (since
                                          1981); Director, Worthy Trust Company
                                          Limited (since 1981); Director,
                                          Professional Consultancy Services
                                          Limited (since 1983); Director,
                                          Hollywell Spring, Limited (since 1987);
                                          Director, The EquitiLink Private Gold
                                          Investment Fund Limited (since 1992);
                                          Director, CentraLink-EquitiLink
                                          Investment Company Limited (since
                                          September 1994).

------------------------

** Director considered by the Fund and its counsel to be an "interested person" (which as used in this Proxy Statement is as defined in the 1940 Act) of the Fund or of the Fund's investment advisers. Mr. Maddock is deemed to be an interested person because of his affiliation with the Fund's investment manager.

(1) As of October 31, 1997, the Preferred Directors of the Fund as a group owned no shares of the Fund's common or preferred stock.

    Please also see the information contained below under the heading "Further Information Regarding Directors and Officers."

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE HOLDERS OF PREFERRED STOCK VOTE FOR THE ELECTION OF THE TWO NOMINEES AS PREFERRED DIRECTORS TO THE FUND'S BOARD OF DIRECTORS.

            PROPOSAL 3: SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Price Waterhouse LLP, independent public accountants, to examine the financial statements of the Fund for the fiscal year ending October 31, 1998. Such appointment is now subject to ratification or rejection by the shareholders of the Fund.

    Audit services performed by Price Waterhouse LLP during the most recent fiscal year included examination of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission and consultation on matters performed by such firm related to the preparation and filing of tax returns. The Fund knows of no direct or indirect financial interest of such firm in the Fund.

    Representatives of Price Waterhouse LLP are expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if they so desire.

    THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1998.

                                 OTHER MATTERS

    The Board of Directors knows of no business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote such proxies on such matters in accordance with their best judgment.

              FURTHER INFORMATION REGARDING DIRECTORS AND OFFICERS

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers, Directors, investment manager or adviser, affiliates of the investment manager or adviser, and persons who beneficially own more than 10% of a registered class of the Fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. Such persons are required by Securities and Exchange Commission regulations to furnish the fund with copies of all such filings.

    Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended October 31, 1997, all filing requirements applicable to its Reporting Persons were complied with.

    COMMITTEES AND BOARD OF DIRECTORS MEETINGS. The Board of Directors has a standing Audit Committee, which consists of certain Directors who are not interested persons of the Fund as defined in the 1940 Act. The principal purpose of the Audit Committee is to review the scope and results of the annual audit conducted by the Fund's independent public accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The Board of Directors also has a standing Contract Review Committee that reviews and makes recommendations to the Board with respect to entering into, renewal or amendment of the Management Agreement, the Investment Adviser Agreement, and the Administration Agreement. The Board of Directors does not have a standing nominating committee.

    During the Fund's fiscal year ended October 31, 1997, the Board of Directors held four regularly scheduled meetings, the Audit Committee held two meetings and the Contract Review Committee held one meeting. Each of the Directors then in office attended at least 75% of the aggregate number of regularly scheduled meetings of the Board of Directors and all the Committees of the Board on which he served, except Messrs. Fraser and Horsburgh who attended 67% and 50%, respectively, of the meetings each was scheduled to attend.

    OFFICERS OF THE FUND. The officers of the Fund, all of whom serve at the pleasure of the Board of Directors and, with the exceptions of Mr. Sechos and Ms. Sananikone-Fletcher, all of whom have served the Fund since its inception, are as follows: Laurence S. Freedman (age 54), President; Brian M. Sherman (age
54), Sole Vice President; David Manor (age 57), Treasurer; Ouma Sananikone-Fletcher (age 39), Assistant Vice President-Chief Investment Officer; Barry G. Sechos (age 36), Assistant Treasurer; Roy M. Randall (age 61), Secretary; Allan S. Mostoff (age 65), Assistant Secretary; and Margaret A. Bancroft (age 59), Assistant Secretary.

    The respective principal occupations of the Fund's officers are as follows:
Messrs. Freedman, Sherman and Manor shown above in the table of nominees and Directors under "Proposal 1: Election of Class III Directors"; Ouma Sananikone-Fletcher, Investment Director, EquitiLink Australia Limited (since
1994) and Executive Director, Banque Nationale de Paris (1986-1994); Barry G. Sechos, General Counsel to EquitiLink Australia Limited (since 1993), Director, EquitiLink Australia Limited (since 1994) and Soliciter, Allen, Allen & Hemsley (1986-1993); Roy M. Randall, Partner of Stikeman, Elliott (Australian law firm); Allan S. Mostoff and Margaret A. Bancroft, Partners of Dechert Price & Rhoads (U.S. law firm).

    RELATIONSHIP OF DIRECTORS OR NOMINEES WITH THE INVESTMENT ADVISER AND THE INVESTMENT MANAGER. EquitiLink International Management Limited (the "Investment Manager") serves as investment manager to the Fund and EquitiLink Australia Limited (the "Investment Adviser") serves as investment adviser to the Fund pursuant to a management agreement dated February 20, 1992 and an investment advisory agreement dated February 20, 1992.

    The Investment Manager is a Jersey, Channel Islands corporation organized in October 1985 with its registered office located at Union House, Union Street, St. Helier, Jersey, Channel Islands. The Investment Adviser is a wholly owned subsidiary of EquitiLink Limited, an Australian corporation. The registered offices of both the Investment Adviser and EquitiLink Limited are located at Level 3, 190 George Street, Sydney, N.S.W., Australia. EquitiLink Limited is a public company whose ordinary shares are listed on the Australian Stock Exchange Limited.

    Messrs. Freedman, Manor and Sherman, all Directors of the Fund, serve as directors of the Investment Manager. Mr. Maddock, a Director of the Fund, is also chairman and managing director of the Investment Manager. In addition, Messrs. Freedman and Sherman are the principal shareholders of the Investment Manager. Mr. Gleeson-White, a director of the Fund and a Consultant to Equitilink Limited, and Mr. Manor are shareholders of the Investment Manager. On August 27, 1997, Mr. Gleeson-White sold 5,732 shares of the Investment Manager back to that company for $599 per share. These shares constituted 4.5% of the shares of the Investment Manager outstanding at the time of the sale.

    Messrs. Freedman, Manor and Sherman also serve as, respectively, joint managing director, executive director, and joint managing director and chairman of the Investment Adviser. Messrs. Freedman and Sherman are the principal shareholders of Equitilink Limited; Messrs. Gleeson-White, Maddock and Manor are also shareholders of EquitiLink Limited.

    During the fiscal year ended October 31, 1997, Professional Consultancy Services Limited, a limited company organized under the laws of Jersey, Channel Islands, provided administrative services to the Investment Manager in connection with its activities on behalf of the Fund and other U.S. and foreign investment companies and entities in return for a fee in the amount of $930,000. Mr. Maddock is a director and principal shareholder of Professional Consultancy Services Limited.

    COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS. The following table sets forth information regarding compensation of Directors by the Fund and by the fund complex of which the Fund is a part for the fiscal year ended October 31, 1997. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex. In the column headed "Total Compensation From Registrant and Fund Complex Paid to Directors," the number in parentheses indicates the total number of boards in the fund complex on which the Director serves.

                               COMPENSATION TABLE
                           FISCAL YEAR ENDED 10/31/97

                                                                                                            TOTAL
                                                                     PENSION OR                         COMPENSATION
                                                    AGGREGATE        RETIREMENT          ESTIMATED     FROM REGISTRANT
                                                  COMPENSATION    BENEFITS ACCRUED        ANNUAL          AND FUND
                                                      FROM           AS PART OF        BENEFITS UPON    COMPLEX PAID
NAME OF PERSON, POSITION                           REGISTRANT       FUND EXPENSES       RETIREMENT      TO DIRECTORS
------------------------------------------------  -------------  -------------------  ---------------  ---------------
Sir Roden Cutler................................    $   8,000               N/A                N/A      $   29,250(3)
David Lindsay Elsum.............................        8,000               N/A                N/A          29,250(3)
Laurence S. Freedman............................            0               N/A                N/A               0(3)
Rt. Hon. Malcolm Fraser.........................        8,000               N/A                N/A          29,250(3)
Michael Gleeson-White...........................            0               N/A                N/A               0(1)
Michael R. Horsburgh............................        8,000               N/A                N/A          29,250(3)
David Manor.....................................            0               N/A                N/A               0(2)
William J. Potter...............................        8,000               N/A                N/A          29,250(3)
Peter D. Sacks..................................        8,000               N/A                N/A          21,750(2)
E. Duff Scott...................................        8,000               N/A                N/A           8,000(1)
John T. Sheehy..................................        8,000               N/A                N/A          29,250(3)
Brian M. Sherman................................            0               N/A                N/A               0(3)
Warren C. Smith.................................        8,000               N/A                N/A           8,000(1)
PREFERRED DIRECTORS:
Roger C. Maddock................................            0               N/A                N/A               0(3)
Dr. Anton E. Schrafl............................        8,000               N/A                N/A           8,000(1)

                             ADDITIONAL INFORMATION

    EXPENSES. The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers and employees of the Fund, the Investment Manager, the Investment Adviser or State Street Bank and Trust Company, the Transfer Agent of the Fund. It is anticipated that the cost of such supplementary solicitation, if any, will be nominal. Shareholder Communications Corporation ("SCC") may be retained to assist in the solicitation of proxies. If retained, SCC will be paid approximately $5,000 by the Fund and the Fund will reimburse SCC for its related expenses.

    SOLICITATION AND VOTING OF PROXIES. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about April 7, 1998. As mentioned above, SCC may be engaged to assist in the solicitation of proxies. As the meeting date approaches, certain shareholders of the Fund may receive a call from a representative of SCC if the Fund has not yet received their vote. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Fund, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram to confirm the shareholder's vote and asking the shareholder to call SCC immediately if the shareholder's instructions are not correctly reflected in the confirmation.

    If a shareholder wishes to participate in the Meeting of shareholders, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

    VOTING REQUIRED. The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law, to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons names as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    Election of Class III Directors of the Board of Directors (Proposal 1) will require the affirmative vote of a majority of the holders of the outstanding common stock present or represented by proxy at the Meeting. Approval of the election of Preferred Directors of the Board of Directors (Proposal 2) will require the affirmative vote of the holders of a majority of the outstanding shares of preferred stock present or represented at the Meeting. Ratification of the selection of the independent public accountants (Proposal 3) will require the affirmative vote of the holders of a majority of the outstanding shares of both the common and preferred stock present or represented by proxy at the Meeting, voting together as a single class. Abstentions and broker "non-votes" will have the effect of a "no" vote on all proposals.

    SHAREHOLDER PROPOSALS. If a shareholder intends to present a proposal at the Annual Meeting of Shareholders of the Fund to be held in 1999 and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund within a reasonable time before the solicitation of proxies for such meeting.

                                          By Order of the Board of Directors,
                                          Roy M. Randall, SECRETARY

800 Scudders Mill Road
Plainsboro, New Jersey 08536
April 6, 1998

PROXY                                                                   PROXY
                      THE FIRST COMMONWEALTH FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                 Annual Meeting of Shareholders -- May 14, 1998

The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all all shares of the common stock of The First Commonwealth Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. to be held at One Seaport Plaza, New York, New York, on May 14, 1998, at 2:00 p.m., New York City time, and any adjournment or postponement thereof.

------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

------------------------------------------------------------------------------
------------------------------------------------------------------------------
------------------------------------------------------------------------------

/ x / PLEASE MARK VOTES
      AS IN THIS EXAMPLE

----------------------------------------------------------------------------
                     THE FIRST COMMONWEALTH FUND, INC.
----------------------------------------------------------------------------


Mark box at right if an address change or comment has been noted on
the reverse side of this card.                                      /   /

                                                ----------------------------
Please be sure to sign and date this Proxy.     Date
----------------------------------------------------------------------------


---------Shareholder sign here ----------------Co-owner sign here-----------


                 Unless otherwise specified in the squares provided,
              the undersigned's vote will be cast FOR items (1) and (3).

1. The election of four Directors to serve as Class III directors for a three-year term:

                                             For All                For All
                                             Nominees    Withhold    Except
                                               /  /        /  /       /  /
               Sir Roden Cutler
             Michael Gleeson-White
                John T. Sheehy
                Warren C. Smith

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.

                                             For       Against    Abstain
                                             /  /        /  /       /  /


The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE SHARES:

PROXY                                                                PROXY

                THE FIRST COMMONWEALTH FUND, INC.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             Annual Meeting of Shareholders-May 14, 1998

The undersigned hereby appoints Sir Roden Cutler, Brian M. Sherman and Laurence S. Freedman, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of the Auction Market Preferred Stock, Series W-7, of The First Commonwealth Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of The First Commonwealth Fund, Inc. to be held at One Seaport Plaza, New York, New York on May 14, 1998 at 2:00 p.m., New York City time, and at any adjournment or postponement thereof.

----------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Please sign exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
----------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?

----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------

DO YOU HAVE ANY COMMENTS?

----------------------------------------------------------------------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------

/ x / PLEASE MARK VOTES
      AS IN THIS EXAMPLE

----------------------------------------------------------------------------
                     THE FIRST COMMONWEALTH FUND, INC.
----------------------------------------------------------------------------


Mark box at right if an address change or comment has been noted on
the reverse side of this card.                                      /   /

                                                ----------------------------
Please be sure to sign and date this Proxy.     Date
----------------------------------------------------------------------------


---------Shareholder sign here ----------------Co-owner sign here-----------


                Unless otherwise specified in the boxes provided,
              the undersigned's vote will be cast FOR items 2 and 3.

1. The election of two Directors to represent the interests of Preferred Stock for the ensuing year.
   Nominees:
                                               For All                For All
                                               Nominees    Withhold    Except
              Roger C. Maddock                   /  /        /  /       /  /
            Dr. Anton E. Schrafl


INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strick a line through the name of the nominee in the list above.

3. Ratification of the selection of Price Waterhouse LLP as independent public accountants.

                                             For       Against    Abstain
                                             /  /        /  /       /  /


The appointed proxies will vote in their discretion on any other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE SHARES: